Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

OMH and all of its eligible domestic U.S. subsidiaries, including SFC, file a consolidated life/non-life federal tax return with the IRS. AHL, an insurance subsidiary of SFC, is not an eligible company under Internal Revenue Code Section 1504 and therefore, files separate federal life insurance tax returns. Income taxes from the consolidated federal and state tax returns are allocated to our eligible subsidiaries under a tax sharing agreement with OMH.

The Company’s foreign subsidiaries/branches file tax returns in Canada, Puerto Rico and the U.S. Virgin Islands. The Company recognizes a deferred tax liability for the undistributed earnings of its foreign operations, if any, as we do not consider the amounts to be permanently reinvested. As of December 31, 2017, the Company had no undistributed foreign earnings.

Components of income (loss) before income tax expense (benefit) were as follows:

(dollars in millions)
Years Ended December 31,	2017	2016	2015

Income (loss) before income tax expense (benefit) - U.S. operations	$380	$380	$(208)
Income before income tax expense - foreign operations	15	17	12
Total	$395	$397	$(196)

Components of income tax expense (benefit) were as follows:

(dollars in millions)
Years Ended December 31,	2017	2016	2015

Current:
Federal	$190	$210	$80
Foreign	2	1	1
State	8	21	5
Total current	200	232	86

Deferred:
Federal	34	(92)	(192)
Foreign *	—	5	—
State	9	(18)	(16)
Total deferred	43	(105)	(208)
Total	$243	$127	$(122)

*	Deferred foreign income taxes were less than $1 million during the 2017 and 2015 periods and, therefore, are not quantified in the table above.

Expense from foreign income taxes includes foreign subsidiaries/branches that operate in Canada, Puerto Rico and the U.S. Virgin Islands. During the 2016 and 2015 periods, expense from foreign income taxes also included United Kingdom operations.

Reconciliations of the statutory federal income tax rate to the effective income tax rate were as follows:

Years Ended December 31,	2017	2016	2015

Statutory federal income tax rate	35.00%	35.00%	35.00%

Impact of Tax Act	21.69	—	—
State income taxes, net of federal	2.63	0.48	7.62
Return to provision adjustment	0.81	0.26	0.89
Excess tax benefit on share-based compensation	0.33	(0.18)	—
Tax impact of United Kingdom subsidiary liquidation	—	(0.54)	—
Non-controlling interests	—	(2.49)	22.87
Nondeductible compensation	—	—	(2.78)
Other, net	1.09	(0.66)	(1.14)
Effective income tax rate	61.55%	31.87%	62.46%

The effective income tax rate for 2017, 2016, and 2015 differed from the statutory federal income tax rate primarily due to the recognition of the impact of the Tax Act, effects of the non-controlling interest in the previously owned SpringCastle Portfolio and state income taxes. The effective income tax rate is based on income (loss) before taxes, which includes income (loss) attributable to non-controlling interests. The income (loss) attributable to the non-controlling interest is not included in the taxable income in SFC, resulting in variances from the statutory federal income tax rate of (2.49)% and 22.87% in 2016 and 2015, respectively.

The difference in the effective income tax rate in 2017 as compared to 2016 is primarily due to the recognition of the impact of the Tax Act which increased our 2017 effective income tax rate by 21.69% as compared to 2016. As a result of the Tax Act we recognized an $81 million tax charge in 2017. This charge is primarily the result of the lower corporate tax rate, which required us to remeasure our net deferred tax asset to reflect the lower corporate tax rate. The difference in the impact on the effective income tax rate due to non-controlling interest in 2016 as compared to 2015 is due to the fact that the net income attributable to non-controlling interest was a smaller percentage of the total income (loss) in 2016 as compared to 2015.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits (all of which would affect the effective income tax rate if recognized) is as follows:

(dollars in millions)
Years Ended December 31,	2017	2016	2015

Balance at beginning of year	$16	$15	$4
Increases in tax positions for current years	1	2	10
Increases in tax positions for prior years	—	—	4
Lapse in statute of limitations	(2)	(1)	—
Settlements with tax authorities	—	—	(1)
Decreases in tax positions for prior years	—	—	(2)
Balance at end of year	$15	$16	$15

Our gross unrecognized tax benefits include related interest and penalties. We accrue interest related to uncertain tax positions in income tax expense. The amount of any change in the balance of uncertain tax liabilities over the next 12 months is not expected to be material to our consolidated financial statements.

We are currently under examination of our U.S. federal tax return for the years 2011 to 2013 by the IRS. We are also under examination of various states for the years 2011 to 2016. Management believes it has adequately provided for taxes for such years.

Components of deferred tax assets and liabilities were as follows:

(dollars in millions)
December 31,	2017	2016

Deferred tax assets:
Allowance for loan losses	$146	$246
State taxes, net of federal	65	58
Mark-to-market	55	55
Pension/employee benefits	5	19
Acquisition costs	6	6
Federal and foreign net operating losses and tax attributes	5	4
Insurance reserves	3	—
Legal and warranty reserve	2	6
Other intangibles	2	1
Other	9	9
Total	298	404

Deferred tax liabilities:
Debt fair value adjustment	44	90
Goodwill	41	37
Deferred loan fees	14	12
Discount - debt exchange	11	16
Deferred insurance commissions	2	2
Impact of tax accounting method change	—	38
Insurance Reserves	—	2
Other	5	1
Total	117	198

Net deferred tax assets before valuation allowance	181	206
Valuation allowance	(44)	(29)
Net deferred tax assets	$137	$177

The gross deferred tax liabilities are expected to reverse in time, and projected taxable income is expected to be sufficient to create positive taxable income, which will allow for the realization of all of our gross federal deferred tax assets and a portion of the state deferred tax assets. The decrease of our net deferred tax asset is mainly attributable to recording of an adjustment as of December 31, 2017 to reflect the reduction in the U.S. statutory tax rate from 35% to 21% resulting from the Tax Act.

During 2016, we liquidated our United Kingdom operations. As such, there are no net operating loss carryforwards (and no offsetting valuation allowances) related to our United Kingdom operations at December 31, 2016.

At December 31, 2017, we had state net operating loss carryforwards of $704 million, compared to $750 million at December 31, 2016. The state net operating loss carryforwards expire between 2018 and 2037. We had a valuation allowance on our gross state deferred tax assets, net of deferred federal tax benefit of $44 million and $29 million at December 31, 2017 and 2016, respectively. The total valuation allowance was established based on management’s determination that the deferred tax assets are more likely than not to not be realized.